Exhibit 10.1 KESTREL GROUP LTD Restricted Share Agreement This Restricted Share Agreement (this “Agreement”), effective as of [DATE] (the “Grant Date”), is between Kestrel Group Ltd, a Bermuda company (the “Company”), and [•] (the “Participant”). 1. Grant of Shares. The Company hereby grants to the Participant [•] shares (the “Shares”) of the Company’s common shares, $.01 par value, as set forth in and subject to the terms and conditions herein. These Shares have been duly granted by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) pursuant to the Company’s 2025 Equity Incentive Plan (the “Plan”). This Agreement shall be subject to the terms and conditions of the Plan, which is incorporated herein by reference. Any capitalized terms not defined herein shall have the meaning set forth in the Plan. 2. Vesting of Shares and Provisions for Termination and Change of Control. (a) The Shares shall initially be unvested. The Shares shall vest one-third (1/3) on the first anniversary of the Grant Date, one-third (1/3) on the second anniversary of the Grant Date, and one-third (1/3) on the third anniversary of the Grant Date. (b) If the Participant’s employment with the Company terminates for any reason prior to the third anniversary of the Grant Date and prior to the date the Company consummates a Change of Control, the Participant shall forfeit without compensation any Shares that remain unvested on the date that the termination of the Participant’s employment becomes effective, except in the event of (1) Participant’s death or permanent disability, in which case Participant’s personal representatives, heirs or legatees shall vest in one hundred percent (100%) of the Shares, or (2) a termination not for Cause (defined below), in which case Participant shall vest in one hundred percent (100%) of the Shares on the date the termination of the Participant’s employment becomes effective. “Cause” for purposes of this Agreement means “Cause” as defined in the Participant’s employment, consulting and/or severance agreement with the Company in effect at the time of the Participant’s termination of employment or, in the absence of such an agreement or definition, “Cause” shall have the same definition as provided in the Plan. (c) If the Company consummates a Change of Control (as defined in the Plan) prior to the third anniversary of the Grant Date and the acquirer does not assume this Agreement, the Participant shall vest in one hundred percent (100%) of the Shares immediately prior to the time the Change of Control becomes effective. If the Company consummates a Change of Control (as defined in the Plan) prior to the third anniversary of the Grant Date and the acquirer assumes this Agreement, the Shares shall continue to vest in accordance with the schedule set forth in Section 2(a), provided, however, that if the Company or its successor terminates the Participant’s employment with the Company or its successor for any reason other than for Cause or the Participant resigns for Good Reason (defined below) within twenty-four (24) months following the closing date of the Change of Control, the Participant shall vest in one hundred percent (100%) of the Shares on the date the termination of the Participant’s employment becomes effective. If the Company or its successor terminates the Participant’s employment for Cause or the Participant resigns his or her employment with the Company or its successor for any reason other than Good Reason, the Participant shall forfeit without compensation any Shares that remain unvested on the date the termination of the Participant’s employment becomes effective. “Good Reason” for purposes of this Agreement means “Good Reason” as defined in the Participant’s employment, consulting and/or severance agreement with the Company in effect at the time of the Participant’s termination of employment or, in the absence of such an agreement or definition, “Good Reason” shall have the same definition as provided in the Plan.

2 3. Delivery of Shares. (a) The Company shall, in its discretion, issue the Shares either (i) in certificate form as provided in Section 3(b); or (ii) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Agreement or the Plan. (b) Prior to the date the Shares vest pursuant to Section 2, all certificates representing the Shares shall have endorsed thereon a legend substantially as follows: “The shares represented by this certificate are subject to restrictions set forth in the Kestrel Group Ltd 2025 Equity Incentive Plan and a Restricted Share Agreement effective as of [DATE] with Kestrel Group Ltd, a copy of which plan and agreement is available for inspection at the offices of Kestrel Group Ltd or will be made available on request.” (c) If the Company delivers certificates representing the Shares to the Participant prior to the vesting of the Shares pursuant to Section 2, the Participant shall redeliver the certificates to the Company to be held by the Company or its designee until the Shares vest pursuant to Section 2. (d) Promptly after the date any Shares vest pursuant to Section 2, the Company shall, as applicable, either remove the notations on any vested Shares issued in book entry form or deliver to the Participant a certificate or certificates evidencing the number of vested Shares. The Participant shall deliver to the Company any representations, documents or other assurances the Company or its counsel deems necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. 4. Transferability of Shares. (a) Prior to the date on which the Shares vest pursuant to Section 2 of this Agreement, except as stated above with respect to a transfer of the Shares made to the Participant’s personal representatives, heirs or legatees, no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of unvested Shares or of such rights contrary to the provisions here, or upon the levy of any attachment or similar process upon any unvested Shares of such rights, these Shares and such rights shall, at the election of the Company, become null and void. (b) Following the Company’s delivery to the Participant of the certificate representing the vested Shares pursuant to Section 3(d), the transfer or sale of the Shares shall be subject to the Company’s policy concerning insider trading, unless the Participant makes a valid election to transfer or sell the Shares in accordance with Rule 10b5-1 of the United States securities laws. 5. Rights as a Shareholder. The Participant shall have all the rights of a shareholder with respect to the Shares, including voting and dividend rights, subject only to the transfer and other restrictions set forth in this Agreement and in the Plan. 6. No Right to Employment. Neither the Shares nor this Agreement gives Participant the right to be retained by the Company in any capacity and Participant’s employment may be terminated at any time and for any reason, except as provided in an employment agreement between the Company and Participant, if any.

3 7. Recapitalization. If there is any change in the corporate structure or shares of the Company, the Committee (as defined in the Plan) or the Board shall make any appropriate adjustments, including, but not limited to, such adjustments deemed necessary to prevent accretion, or to protect against dilution, in the number and kind of Shares. All adjustments shall be determined by the Committee or the Board in its sole discretion and such determination shall be binding on the Participant. 8. Extraordinary Corporate Transaction. In the event of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off or other extraordinary corporate transaction, the Committee or the Board shall, in the manner determined by the Board or Committee in its sole discretion, make provision for a cash payment or for the substitution or exchange of the Shares awarded to the Participant pursuant to this Agreement based upon the distribution or consideration payable to holders of Shares upon or in respect of such event. 9. Compliance with Laws and Regulations. (a) The Company will not be obligated to issue or deliver any Shares to the Participant unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, applicable state securities law and the requirements of any stock exchange or market upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. (b) In connection with the delivery of Shares to the Participant following the vesting of any Shares, the Participant shall execute and deliver to the Company such representations in writing as may be requested by the Committee or the Company that the Company may comply with the applicable requirements of federal and state securities laws. 10. Withholding. The Company (or any of its subsidiaries if the Participant is employed by a subsidiary) shall have the right to deduct from payments of any kind otherwise due to the Participant (including payment of salary or bonuses), or to withhold a number of the Shares otherwise having a fair market value (as determined on the vesting date) up to the maximum federal, state and local taxes of any kind required by law to be withheld with respect to the delivery of the Shares to the Participant, provided that such withheld amount does not result in adverse accounting treatment for the award to the Company. In the alternative, the Participant may make a timely election pursuant to Section 83(b) of the Code or similar provision of state law (collectively, an “83(b) Election”) and provide to the Company a copy of such election and proof of filing. The Company advises the Participant to seek personal tax and financial advice as to the consequences of the transfer of the Shares under this Agreement and the taxability of the Shares. The timely filing of an 83(b) election is the Participant’s sole responsibility, even if the Participant requests the Company or its representative to file such election on the Participant’s behalf. 11. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Shares may be transferred by will or the laws of descent or distribution.

4 12. Miscellaneous. (a) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another. (b) Nothing contained herein shall be deemed an undertaking by the Company to continue Participant’s employment by the Company which may be terminated at any time at the sole discretion of the Company, except as provided in an employment agreement between the Company and Participant, if any. (c) This Agreement shall be governed by and construed in accordance with the laws of Bermuda without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. (d) The Committee and the Company do not guarantee the Shares from loss or depreciation. (e) Shares earned and delivered under this Agreement shall be subject to any recoupment policy for awards under the Plan adopted by the Company as such policy exists from time to time. Any such policy may subject your Shares and amounts paid or realized with respect to your Shares to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to these Shares. 13. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the Shares granted hereby; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company (or an affiliate or other entity) and the Participant in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company. 14. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

5 KESTREL GROUP LTD By: Name: Title:

6 PARTICIPANT’S ACCEPTANCE The undersigned hereby accepts the foregoing Shares and agrees to the terms and conditions thereof. PARTICIPANT: Signature: Name: Address: Date: